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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                          ---------------------------

Date of Report (Date of earliest event reported)  September 20, 2005


                              BALDWIN & LYONS, INC.
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             (Exact name of registrant as specified in its charter)


             INDIANA                  0-5534                  35-0160330
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(State or other jurisdiction of    (Commission              (IRS Employer
 incorporation or organization)    File Number)           Identification No.)


1099 NORTH MERIDIAN STREET, INDIANAPOLIS, INDIANA                46204
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:        (317) 636-9800
                                                    ----------------------------


                                 NOT APPLICABLE
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                (Former name of former address, if changed since
                                  last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On September 20, 2005, Baldwin & Lyons, Inc. (Baldwin) issued a press release announcing the Company's estimate of its loss from Hurricane Katrina. A copy of this press release is also posted on the Company's website.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.         DESCRIPTION
---------------     -----------------------------------------------------
Exhibit 99.1        Press release issued by Baldwin & Lyons,
                     Inc., dated September 20, 2005.







                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BALDWIN & LYONS, INC.



September 21, 2005               By  /s/ GARY W. MILLER
                                     -----------------------------
                                     Gary W. Miller, Chairman
                                     and CEO
                                     (Chief Operating Officer)